OPPENHEIMER VARIABLE ACCOUNT FUNDS
                         Supplement Dated April 3, 1998
                       to the Prospectus dated May 1, 1997

The Prospectus is amended as follows:


      1. The supplements to the Prospectus dated January 1, 1998, February 27, 1998 and March 16, 1998 are replaced by this supplement.

      2. The third sentence under the caption "Overview of the Funds - Who Manages the Funds?" is revised by deleting High Income Fund from the list of funds managed by David Negri and by deleting Capital Appreciation Fund and Robert J. Milnamow, and adding the following:

      High Income Fund, Thomas P. Reedy;
      Capital Appreciation Fund, Bruce Bartlett

      3. The following is added as a final paragraph under "Can the Funds' Investment Objectives
Policies Change?"

      Anticipated Change in Bond Fund. The Trust's Board of Trustees has determined that it would be in the best interests of the shareholders of Bond Fund to change that Fund's current investment policies with respect to investment in investment grade bonds. Details about this proposal are contained in a proxy statement sent to the Fund's shareholders of record on February 6, 1998, the record date for the shareholder meeting to vote on this and other proposals to change other investment policies. At a shareholder meeting held on April 3, 1998, Bond Fund shareholders voted to approve this proposal.

      Bond Fund's primary investment objective is expected to change, effective May 1, 1998, to: "to seek a high level of current income". Its secondary objective will remain "to seek capital growth when consistent with its primary objective." In addition, Bond Fund will be permitted to invest up to 35% of its total assets in debt securities rated less than investment grade, when consistent with Bond Fund's investment objectives, as revised. Under normal market conditions, Bond Fund will invest at least 65% of its total assets in investment grade debt securities, U.S. government securities and money market instruments. Investment grade debt securities will include those rated in one of the four highest ranking categories by any nationally-recognized rating organization or if unrated or split-rated (rated investment grade and below investment grade by different rating organizations), determined by the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager"), to be of comparable quality.


                                                                     (continued)

      There is an increased credit risk that issuers of non-investment grade debt securities, often referred to as "junk bonds", may not be able to make interest or principal payments as they become due. For further details, see Proposal No. 3 in the proxy statement (a copy of which may be obtained by calling 1-800-525-7048) and "High Yield Securities" in Oppenheimer Variable Account Fund's prospectus.

     4. The first paragraph in the section  captioned "How the Funds are Managed
- Portfolio Managers" is revised by deleting all references to High Income Fund and by adding the following after the sixth paragraph under that caption:

      The Portfolio Manager of High Income Fund is Thomas P. Reedy. He is the person principally responsible for the day-to-day management of that Fund since January 1, 1998. During the past five years Mr. Reedy has served as a portfolio manager and officer of other Oppenheimer funds and formerly served as a Securities Analyst for the Manager.

     5. The fifth paragraph in the section  captioned "How The Funds Are Managed
- Portfolio Managers" is replaced by the following:

      The portfolio manager of Capital Appreciation Fund is Bruce L. Bartlett. He has been the person principally responsible for the day-to-day management of that Fund's portfolio since April, 1998. During the past five years, Mr. Bartlett has served as a portfolio manager and Vice President of other Oppenheimer funds and formerly served as a Vice President and Senior Portfolio Manager at First of America Investment Corp.

     6. The sixth paragraph in the section  captioned "How The Funds Are Managed
- Portfolio Managers" is replaced by the following:

The Portfolio Manager of Growth & Income Fund is Michael S. Levine. Mr. Levine has been the person principally responsible for the day-to-day management of that Fund since April, 1998. During the past five years, Mr. Levine has served as an Associate Portfolio Manager of Growth & Income Fund and formerly served as a portfolio manager and research associate for Amas Securities, Inc., before which he was an analyst for Shearson Lehman Hutton, Inc.

     7. The last paragraph in the section captioned "How the Funds are Managed - Portfolio Managers" is replaced by the following:

Messrs. Bartlett, Negri, and Reedy, Ms. Putnam and Ms. Warmack are Vice Presidents of the Manager, Mr. Levine is an Assistant Vice President of the Manager and Messrs. Rubinstein, Steinmetz and Wilby are Senior Vice Presidents of the Manager. Each of the Portfolio Managers named above is also a Vice President of the Trust.

April 3, 1998                                                  PS0600.011.0498

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
                        Supplement dated April 3, 1998 to the Statement of Additional Information dated May 1, 1997

The supplement to the Statement of Additional Information dated March 16, 1998 is replaced by this supplement. Page 23 of the Statement of Additional Information is amended as follows:


   1. The listing for Michael S. Levine is replaced with the following:

Michael S. Levine,  Vice  President;  Growth & Income Fund Portfolio  Manager;
Age: 31
Two World Trade Center, New York, New York 10048-0203
Assistant Vice President and Associate Portfolio Manager of the Manager (since April 1996); formerly portfolio manager and research associate for Amas Securities, Inc. prior to which he was an analyst for Shearson Lehman Hutton, Inc.

   2. The listing for Paul LaRocco is replaced with the following:

Bruce L. Bartlett,  Vice President;  Capital Appreciation Portfolio Manager; Age
48 Vice President of the Manager (since April 1995); Vice President and portfolio manager of other Oppenheimer funds, formerly a Vice President and Senior Portfolio Manager at First of America Investment Corp.

   3. The listing for David P. Negri is replaced with the following:

David P. Negri, Vice President; Bond Fund, Multiple Strategies Fund and Strategic Bond Fund
Portfolio Manager; Age: 43
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager; Vice President and portfolio manager of other Oppenheimer funds.

Thomas P. Reedy, Vice President; High Income Fund Portfolio Manager; Age 35 Two World Trade Center, New York, New York 10048-0203 Vice President of the Manager (since June 1993); Vice President and portfolio manager of other Oppenheimer funds; formerly a Securities Analyst for the Manager.

   4. The listing for Robert Milnamow is deleted.


April 3, 1998                                                PX0600.007

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